BancAnalysts Association of Boston Conference 2019 Exhibit 99.1

Why Does Digital Matter?

Our Digital Priorities

Above the Glass Priorities

Below the Glass Priorities

Priority 1: DIY for All Four Humans

Priority 2: Smart and Personalized Interactions

Priority 3: Create Amazing @Speed and @Scale

Priority 4: Human 360

Priority 5: Reusable Technology

Priority 6: Digital Economics

Optimization and Business Investment

Acceleration of Physical Asset Optimization

In Summary

BancAnalysts Association of Boston Conference 2019

Terry Dolan
Vice Chair, Chief Financial Officer

Derek White
Chief Digital Officer

November 8, 2019

usbancorp

Forward-looking Statements

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:

Today's presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp's results could also be adversely affected by changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.

For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2018, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp's results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

Why Does Digital Matter?


over
70%

of our consumer customers use **digital channels**

Amazing digital experiences provide us more opportunities to add value and to **monetize** interactions


Day 1 12:00:00 AM
3:00 AM
6:00 AM
9:00 AM
12:00:00 PM
3:00 PM
6:00 PM
9:00 PM
Day 2 12:00:00 AM
3:00 AM
6:00 AM
9:00 AM
12:00:00 PM
3:00 PM
6:00 PM
9:00 PM
Digital Logins
Branch Visits*

Industry-wide, digital interactions occur at a rate of **~30x physical**



* Note: total # of unique branch visits as shown is estimated based on data from 1,500 branches

Our Digital Priorities

1. **DIY** for all four humans
   - Consumer, small business owner, corporate treasurer/CFO, U.S. Bank employee
2. **Smart and personalized** interactions
3. Create amazing **@speed and @scale**
4. **Human 360**
5. **Reusable** technology
6. Digital **economics**

Above the Glass Priorities

- **DIY** for all four humans
- **Smart and personalized** interactions

When interactions are in the **billions…**

- Simple-to-use, seamless and amazing experiences translate into **bps** of customer satisfaction improvement
- # of clicks to revenue impacts the bottom line



an **e-commerce** example:
# of users who
visit site
shop
place item in cart
purchase

Below the Glass Priorities

- **Human 360**
- **Reusable** technology

a clean, reliable architecture supports speed, efficiency and a consistent user experience


data
infrastructure
human capital

Priority 1: DIY for All Four Humans

We're **digitizing** interactions and **automating** tasks wherever possible

Consumer DIY is more mature than corporate DIY

DIY enables **innovative solutions** to common customer pain points

DIY has the power to drive **revenue**, increase **efficiency** and dramatically improve **customer experience**

Expense Wizard


Transactions

- Leverages AI, chatbot and mobile wallet technology
- Addresses nearly **$150B** in annual spend by infrequent travelers

Geolocation


Manage card
usbank
Lock or unlock card
Travel notification
Report card lost or stolen
Order a new card
Add authorized user
Location

Roughly **50%** of consumers activate geolocation, reducing call center volumes, fraud rates, and purchase declines while traveling

Priority 2: Smart and Personalized Interactions

We are empowering the four humans to make **better decisions with data and advanced analytics.**

for consumers


INSIGHTS & UPDATES
SEPTEMBER SPENDING
You spent about the same amount in September as yo normally do.
Services
Shopping
Household
Transfer
Deposit
Pay bill
Send
More

400M insights delivered*

nearly **85%** of insights viewed as valuable by customers

for corporates

Pivot

- Industry leading, unified customer experience for Investment Services clients


Rising Investment Partners XVI, Ltd.
$40MM

- **50%** market share increase in CLO (Corporate Trust) post-launch

* Since launch of new mobile app for iPhone in March 2019

Priority 3: Create Amazing @Speed and @Scale

We're implementing better ways of working throughout the organization to deliver **better** experiences, **faster**.



Benefits include faster:

- **Speed to market**
- Confirmation of product **market fit**
- **Time to revenue**

…as well as:

- **Predictability** of delivery time and cost
- Colleague and customer **satisfaction**

Priority 4: Human 360

We're increasing investment in our data infrastructure and talent to **expand the availability and application of our data**, both internally and at the customer interaction level.


OPEN
$

Creating a database that is human-centered vs. product-centered

Integrating internal and external data through the use of open APIs

Optimizing our core data infrastructure, increasing the speed at which we access data while reducing the cost of storage and processing

Investing in human capital, increasingly bringing in world-class talent

Priority 5: Reusable Technology

We continue to modernize our technology infrastructure, **building with reusable assets** like microservices and high-speed APIs.

from…

…to:



APIs and microservices enable:

- **Rapid** access to data and functionality
- **Consistent** look and feel for our customers, regardless of which feature or function they choose to use
- Increased developer **productivity** and speed-to-market by allowing us to build once and reuse many times

Priority 6: Digital Economics

We're aligning our organization's **digital investments** via a **profit model** that will ensure optimal capital allocation and maximum benefit for our customers.



Within each "node" of our business, we will:

Measure what matters to the four humans

Monetize our digital interactions through variables such as:

- platforms
- products
- offers
- sales

Optimization and Business Investment

Our key areas of focus:

Sustainable cost structures	Disciplined investment for growth
• Agile Studios • Business automation and artificial intelligence • Technology infrastructure • Cloud computing • Organizational design	• Digital transformation • Payments capabilities • Agile Studios • Data and analytics • Cybersecurity

Acceleration of Physical Asset Optimization


Remodels and de novo branches built in 2019
2019 expansion market
Potential expansion states



2019 branch closures to date*:

- approximately **180**

near-term expectation:

- approximately **10-15 percent net branch closures**
- completed by end of **Q1 2021**

equipping our staff to better serve our customers:

- rethinking roles
- investing in training and technology resources

* As of 11/1/19

In Summary

- The world is changing, and we are **investing** to be competitive over the **long term**
- **Digital availability and excellence** increase our opportunity to **monetize interactions**
- Digital is also a powerful driver of **efficiency** and improved **customer experience**
- We are focused on six key digital priorities across the organization
- We will **measure what matters** to humans in order to optimize our capital allocation and maximize the benefit to our customers
- Our focus and investment span beyond digital alone
- We are **optimizing our business** wherever we can, enabling us to reinvest for the future